                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 26, 2004

                                -----------------

                              ALLEGHANY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      1-9371                  51-0283071
----------------------------          -----------              -------------
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

                        375 PARK AVENUE,
                           SUITE 3201
                       NEW YORK, NEW YORK          10152
                     ---------------------       ----------
                     (ADDRESS OF PRINCIPAL       (ZIP CODE)
                       EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356
                                                           --------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit Number                                     Description
--------------                                     -----------
99.1                              2003 Earnings Release, dated February 26, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 26, 2004, Alleghany Corporation issued a press release on the subject of its 2003 consolidated earnings. A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALLEGHANY CORPORATION


                                       By: /s/ Peter R. Sismondo
                                           ------------------------------------
                                           Peter R. Sismondo
                                           Vice President, Controller,
                                           Treasurer and Assistant Secretary

Date: February 26, 2004

                                INDEX TO EXHIBITS

Exhibit Number                                  Exhibit Description
--------------                                  -------------------
99.1                              2003 Earnings Release, dated February 26, 2004